Exhibit (h)(18)

The following resolutions were duly adopted by the Board of Trustees of the Registrant and have not been modified or rescinded.

WHEREAS:	Legg Mason Partners Fund Advisor, LLC (“LMPFA”) has agreed to waive fees and/or reimburse operating expenses to the extent necessary to limit total operating expenses (other than the exceptions disclosed in the prospectus for the applicable Fund) to the amounts set forth in the Board Material and as presented to and described at this meeting, subject to recapture as described below (“expense cap arrangement”); now therefore, as to each listed class of each applicable Fund, be it

RESOLVED:	That the Board approves and agrees to the expense cap arrangement, subject to the following:

•       That the expense cap arrangement shall continue for the applicable Fund until the date specified in the Board Material, unless modified or terminated prior to that date by agreement of LMPFA and the Board, and that the expense cap arrangement may be terminated at any time after such date by LMPFA;

• That the expense cap arrangement may be modified by LMPFA to decrease total annual operating expenses of a class or Fund at any time;

•       That LMPFA is permitted to recapture amounts waived or reimbursed to the Fund within the fiscal year in which LMPFA earned the fee or incurred the expense if the Fund’s total annual operating expenses have fallen to a level below the limit described above; and

•       That in no case shall LMPFA recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the limit described above or any other limit then in effect; and further

RESOLVED:	That the officers of the Trust, acting singly, are hereby authorized, empowered and directed to update the Summary Prospectus, the Prospectus and the Statement of Additional Information, with such amendments or applicable filings to include such other revisions as the officers may deem appropriate; and further

RESOLVED:	That the officers of the Trust, acting singly, are hereby authorized, empowered and directed to take all actions and to execute all documents necessary to give full effect to the foregoing resolutions in such manner or such forms as the officer or officers shall approve in their discretion, in each case as conclusively evidenced by their actions or signatures.

LEGG MASON PARTNERS EQUITY TRUST

Name of Fund	Name of Class	Expense Limit (%)	Expense Limit Expiration Date
ClearBridge Aggressive Growth Fund	A	1.25	12/31/17
	B	2.25	12/31/17
	C	2.00	12/31/17
	I	0.90	12/31/17
	IS	0.80 and not to exceed Class I	12/31/17
	R	1.50	12/31/17
	R1	2.05	12/31/17
	FI	1.25	12/31/17

ClearBridge Appreciation Fund	A	1.15	12/31/17
	B	2.20	12/31/17
	C	1.90	12/31/17
	I	0.80	12/31/17
	IS	0.70 and not to exceed Class I	12/31/17
	R	1.40	12/31/17
	R1	1.95	12/31/17
	FI	1.05	12/31/17

ClearBridge Tactical Dividend Income Fund	A	1.25	12/31/17
	A2	1.45	12/31/17
	C	2.00	12/31/17
	I	1.00	12/31/17
	R	1.50	12/31/17
	FI	1.25	12/31/17
	IS	0.90 and not to exceed Class I	12/31/17

ClearBridge Dividend Strategy Fund	A	1.20	12/31/17
	B	2.20	12/31/17
	C	1.95	12/31/17
	I	0.85	12/31/17
	IS	0.75 and not to exceed Class I	12/31/17
	R	1.40	12/31/17
	R1	2.10	12/31/17
	FI	1.20	12/31/17
	1	Not to exceed Class A	12/31/17

ClearBridge All Cap Value Fund	A	None	12/31/17
	B	None	12/31/17
	C	2.00	12/31/17
	I	0.90	12/31/17
	IS	0.80 and not to exceed Class I	12/31/17
	R	1.55	12/31/17
	R1	2.05	12/31/17
	FI	1.30	12/31/17

QS Batterymarch Global Equity Fund	A	1.30	12/31/17
	B	2.25	12/31/17
	C	2.05	12/31/17
	1	Not to exceed Class A	12/31/17
	I	0.95	12/31/17
	R	1.55	12/31/17
	R1	2.25	12/31/17
	FI	1.30	12/31/17

ClearBridge International Value Fund	A	1.30	12/31/17
	B	2.45	12/31/17
	C	2.05	12/31/17
	I	0.95	3/1/17
	IS	0.85 and not to exceed Class I	3/1/17
	R	1.55	12/31/17
	R1	2.20	12/31/17
	FI	1.45	12/31/17

ClearBridge International Small Cap Fund	A	1.45	12/31/17
	A2	1.65	12/31/17
	C	2.20	12/31/17
	I	1.10	12/31/17
	IS	1.00 and not to exceed Class I	12/31/17
	R	1.70	12/31/17
	FI	1.45	12/31/17

ClearBridge Large Cap Growth Fund	A	1.15	12/31/17
	B	2.20	12/31/17
	C	1.90	12/31/17
	I	0.80	12/31/17
	IS	0.70 and not to exceed Class I	12/31/17
	R	1.40	12/31/17
	O	0.74	12/31/17
	FI	1.15	12/31/17

ClearBridge Large Cap Value Fund	A	1.15	12/31/17
	A2	1.42	12/31/17
	C	1.90	12/31/17
	I	0.80	12/31/17
	IS	0.70 and not to exceed Class I	12/31/17
	R	1.40	12/31/17
	FI	1.15	12/31/17
	1	Not to exceed Class A2	12/31/17

ClearBridge Mid Cap Core Fund	A	1.20	12/31/17
	B	2.20	12/31/17
	C	1.95	12/31/17
	1	Not to exceed Class A	12/31/17
	I	0.85	12/31/17
	IS	0.75 and not to exceed Class I	12/31/17
	R	1.45	12/31/17
	R1	2.10	12/31/17
	FI	1.35	12/31/17

ClearBridge Mid Cap Growth Fund	A	1.25	12/31/17
	A2	1.45	12/31/17
	C	2.00	12/31/17
	I	0.90	12/31/17
	IS	0.80 and not to exceed Class I	12/31/17
	R	1.50	12/31/17
	FI	1.35	12/31/17

ClearBridge Small Cap Growth Fund	A	1.28	12/31/17
	B	2.30	12/31/17
	C	2.09	12/31/17
	1	Not to exceed Class A	12/31/17
	I	1.00	12/31/17
	IS	0.90 and not to exceed Class I	12/31/17
	R	1.60	12/31/17
	R1	2.10	12/31/17
	FI	1.35	12/31/17

ClearBridge Small Cap Value Fund	A	1.35	12/31/17
	B	2.25	12/31/17
	C	2.10	12/31/17
	I	1.00	12/31/17
	R	1.60	12/31/17
	R1	2.10	12/31/17
	FI	1.35	12/31/17
	IS	0.90 and not to exceed Class I	12/31/17

QS Batterymarch S&P 500 Index Fund	A	0.59	12/31/17
	D	0.39	12/31/17

QS Batterymarch U.S. Large Cap Equity Fund	A	1.05	12/31/17
	C	1.80	12/31/17
	I	0.80	12/31/17
	IS	0.70 and not to exceed Class I	12/31/17
	R	1.30	12/31/17
	R1	1.80	12/31/17
	FI	1.05	12/31/17

QS Legg Mason Growth Fund	A	0.80	12/31/17
	B	1.55	12/31/17
	C	1.55	12/31/17
	R	0.80	12/31/17
	R1	1.55	12/31/17
	FI	0.55	12/31/17
	I	0.25	12/31/17

QS Legg Mason Moderate Growth Fund	A	0.80	12/31/17
	B	1.55	12/31/17
	C	1.55	12/31/17
	R	0.80	12/31/17
	R1	1.55	12/31/17
	FI	0.55	12/31/17
	I	0.25	12/31/17

QS Legg Mason Conservative Growth Fund	A	0.80	12/31/17
	B	1.55	12/31/17
	C	1.55	12/31/17
	R	0.80	12/31/17
	R1	1.55	12/31/17
	FI	0.55	12/31/17
	I	0.25	12/31/17

QS Legg Mason Defensive Growth Fund	A	0.80	12/31/17
	B	1.30	12/31/17
	C	1.55	12/31/17
	C1	1.25	12/31/17
	R	0.80	12/31/17
	FI	0.55	12/31/17
	I	0.25	12/31/17

Permal Alternative Core Fund	A	1.15	12/31/17
	C	1.90	12/31/17
	I	0.90	12/31/17
	IS	0.90 and not to exceed Class I	12/31/17
	R	1.40	12/31/17
	FI	1.15	12/31/17

QS Legg Mason Dynamic Multi-Strategy Fund	A	1.45	12/31/17
	C	2.20	12/31/17
	FI	1.45	12/31/17
	R	1.75	12/31/17
	I	1.15	12/31/17
	IS	1.05 and not to exceed Class I	12/31/17

ClearBridge Select Fund	A	1.50	12/31/17
	C	2.25	12/31/17
	FI	1.50	12/31/17
	R	1.75	12/31/17
	I	1.15	12/31/17
	IS	1.05 and not to exceed Class I	12/31/17

QS Batterymarch Global Dividend Fund	A	1.30	12/31/17
	A2	1.50	12/31/17
	C	2.05	12/31/17
	FI	1.30	12/31/17
	R	1.55	12/31/17
	I	0.95	12/31/17
	IS	0.85 and not to exceed Class I	12/31/17

QS Batterymarch International Dividend Fund	A	1.30	12/31/17
	A2	1.50	12/31/17
	C	2.05	12/31/17
	FI	1.30	12/31/17
	R	1.55	12/31/17
	I	0.95	12/31/17
	IS	0.85 and not to exceed Class I	12/31/17

ClearBridge Energy MLP & Infrastructure Fund	A	1.60	12/31/17
	C	2.35	12/31/17
	FI	1.60	12/31/17
	R	1.85	12/31/17
	I	1.25	12/31/17
	IS	1.15 and not to exceed Class I	12/31/17

Permal Alternative Select Fund	A	2.70	12/31/17
	C	3.45	12/31/17
	FI	2.70	12/31/17
	I	2.45	12/31/17
	IS	2.30 and not to exceed Class I	12/31/17
	R	2.95	12/31/17

ClearBridge Sustainability Leaders Fund	A	1.20	12/31/17
	A2	1.40	12/31/17
	C	1.95	12/31/17
	FI	1.20	12/31/17
	I	0.85	12/31/17
	IS	0.75 and not to exceed Class I	12/31/17
	R	1.45	12/31/17

ClearBridge Global Health Care Innovations Fund	A	1.25	12/31/17
	A2	1.45	12/31/17
	C	2.00	12/31/17
	FI	1.25	12/31/17
	I	0.90	12/31/17
	IS	0.80 and not to exceed Class I	12/31/17
	R	1.50	12/31/17